UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2014

                       ENVISION SOLAR INTERNATIONAL, INC.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-53204                 26-1342810
----------------------------     ------------------------   --------------------
(State or other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583


         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
-----------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 21, 2014, Envision Solar International, Inc. ("Envision" or "Company") entered into a consulting agreement (the "Consulting Agreement") with Cronus Equity LLC, a Delaware limited liability company ("Cronus"), to be effective as of February 1, 2014, pursuant to which Cronus will provide professional services to the Company. Paul Feller, a director of Envision, is a managing partner of Cronus and the individual performing such professional services on behalf of Cronus. In consideration for providing these services to the Company, Cronus will receive a monthly fee amounting to $10,000 unless such amount is otherwise jointly agreed by the parties. Cronus may also be asked to perform additional services as it relates to the raising of capital by the Company, and if so, will be compensated with additional consulting fees that will be mutually agreed to by the parties. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1.


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
----------------------------------------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         See Section 1, Item 1.01 of this Report.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT

         (d) Exhibits

               10.1 Consulting  Agreement with Cronus Equity LLC, dated
                    February 21, 2014.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ENVISION SOLAR INTERNATIONAL, INC.

February 26, 2014             By: /s/ Desmond Wheatley
                                  --------------------------------------------
                                  Desmond Wheatley, Chief Executive Officer








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